Exhibit 99.01
Credit Suisse Energy Summit February 5, 2009

We Need an Economic Recovery 3 Source: Cass Freight Systems Source: U.S. Bureau of Labor Statistics

Demand Has Weakened Substantially 5 Near-term demand weakness creating spare capacity Projects getting canceled and deferred Threat to less competitive refiners Leading to bankruptcies and potential closures Source: Industry reports and Valero forecast; 2008 through 2013 estimates are based on consultant averages and are subject to change; includes capacity creep MMBPD Global Refining Supply and Demand Eventually, economic recovery drives demand growth The world will need more refining capacity again Building greenfield projects Return on investments at replacement costs

Expect OPEC Cut on Relatively Low Crude Oil Prices 7 WTI Cushing (per bbl) 7 Source: Argus weekly averages; 2009 through January 30 Crude oil market looking for support 2009 economic activity very weak Huge worldwide stimulus being applied Expect OPEC to cut again Low crude oil prices good for the economy and ultimately demand Longer-term - oil prices may climb as demand increases Lower prices causing some project delays Non-OPEC crude production at low growth or decline U.S. restrictions on drilling Source: Average of Industry Reports and Consultants

U.S. gasoline inventories in good shape - near 5-year average Refiners reducing utilization of gasoline making units FCCs and reformers Valero taking extra units down during planned maintenance Lower pump prices helping demand recovery Gasoline Supply Capacity in Surplus Relative to Demand 9 Gulf coast gas crack much improved since 4Q08 Expect actual 2009 gasoline margins will be better than forward curve Refiners must restrict output Demand improvements U.S. Gasoline Inventory (millions of barrels) Source: DOE unadjusted weekly data; 2009 through January 23 Gulf Coast Gas Crack (vs. WTI, per bbl) Source: Argus weekly averages; 2009 through January 30 2009 Forward Curve

Expect long-term demand growth Growing faster than gasoline worldwide Economic growth drives diesel demand Supply options limited Fewer substitutes such as ethanol for gasoline Gulf Coast On-Road Diesel Crack (vs. WTI, per bbl) Source: Argus weekly averages; 2009 through January 27; LSD prior to May 2006; ULSD after April 2006; 2009 Forward Curve as of January 30 Distillate Margins Continue To Be Favorable 11 2006 2005 2008 2007 U.S. and Europe Commercial Distillate/ Gasoil Inventories (millions of barrels) Source: IEA and Euroilstock as of December 2008; Includes heating oil, diesel, gasoil Distillate margins strong all of 2008 and in January 2009 Despite U.S. volumes down, getting near-term support from: Colder-than-normal weather in northern hemisphere Tight European inventories due to disruption of Russian gas supply World is still tight on diesel

Expect Feedstock Discounts to Improve 13 Crude discounts vs. WTI recently narrowed WTI's recent weakness and steep contango - Cushing issue OPEC cutting medium sour barrels Compared to LLS, discounts still good Longer-term, cancellations and deferrals of cokers and upgraders reduce demand for heavy oil Examples: MRO Detroit, VLO Port Arthur, Petro-Canada Fort Hills, Suncor Voyageur, and BA Energy Heartland Also, Valero working to encourage delivery of Canadian heavy crude oil to Gulf Coast Maya Percentage Crude Differentials Source: Argus quarterly averages; 2009 through January 30 Source: Argus monthly averages; 2009 through January 30 Maya Crude Differentials (per bbl) YTD YTD

Why Own Valero? Larger, More Complex, Lower-cost Refineries Strong Financial Position Continuing to Invest in Growth Projects with Disciplined Capital Program Shareholder-Focused Company Improving Competitiveness 15

Valero's Refineries Are Larger and More Complex 17 Source: Oil and Gas Journal, PIRA, and Valero estimates Smallest, least complex refineries in lower-left quadrant: total of 75 refineries and 3.3 million barrels per day of CDU capacity Valero's average CDU capacity is 160,000 barrels per day and complexity is 11.9

Valero Has Lowest Cost per Barrel Cash Operating Expense per Barrel for Independent Refiners1 12008 1Q through 3Q refining operating expense excluding depreciation and amortization divided by refinery throughput volumes; data per company filings and Valero estimates

Strong Financial Position Investment-grade credit rating Upgraded a notch by Moody's in 4Q08 S&P and Moody's re-affirmed rating in January Over $5 billion in liquidity at year-end $940 million in cash $4.7 billion of credit available, net of letters of credit issued No borrowings on credit facilities Manageable debt schedule In 2008, paid off $357 million of debt 2009 debt maturities of $310 million 2010 debt maturities only $30 million Year-end net debt-to-cap ratio at 26.2% Includes goodwill write-off in 4Q08 Maximum net debt-to-cap ratio per bank agreement is 60% No coverage-type ratios in covenants No goodwill on year-end balance sheet 21 Net Debt-to-Capitalization Ratio (period-end) Debt Maturities and Puts (millions)

Continuing to Invest in Growth Projects with Disciplined Capital Program 23 2009 budget estimated at $2.7 billion, down from previous $3.5 billion Will continue to evaluate budget for additional reductions Non-strategic workload declining as legacy issues addressed Strategic capital focused on flagship refineries Estimate minimum capital of $1.8 billion over next couple of years, including regulatory $3,200 $2,700 Millions Strategic Turnarounds Sustaining/ Reliability Regulatory Tier II 2008 2009 Estimate 2006 2007 $3,750 $2,695

Shareholder-Focused Company 25 Stock Buybacks Reduced Sharecount In 2008, purchased 23 million shares, reducing share count by 4% Since early 2006, have reduced share count by 21% In 2009, plan is to conserve cash Dividend Growth At stock price of $23/sh., 2.5% yield using last 4 quarters of dividends payments In 2008, raised quarterly dividend per share by 25% from $0.12 to $0.15 In 2009, planning to maintain dividend Diluted Shares Outstanding (Wtd. Avg.) Millions Cut share count by 134 million (21%) since year-end 2005 Annual Dividends per Share

Improving Competitiveness 27 In early 2007, identified gaps of approximately $1 billion of annual operating income Assessed refining system based on 2006 Solomon Survey results and prices Developed initiatives to close gaps Reliability a main focus via "Commitment to Excellence Management System" $550 $250 $200 millions

Improving Competitiveness Improving reliability Implementing standards for consistent, world-class operations No cracks in Port Arthur coke drums since repair in spring 2008 Increasing energy efficiency Implemented strategies at six refineries in 2008 and already achieving savings Reducing maintenance costs Better work scheduling and improvements in reliability Improving margins with molecule management initiative Identified and achieving savings through non-capital improvements to optimize profitability of each refinery unit Reducing costs via measurement assurance Identified and achieving savings by mass/volume analysis throughout system 29 Adjusting feedstock slate Added 11 new discounted crudes in 2007 and 13 in 2008 Systematically reviewing each department's costs and how we do business

Stock Price Same as Early 2005, But Much Stronger Company Now Then Now Cash (millions) $846 $940 Additional Available Liquidity (billions) $1.5 $4.7 Debt-to-Cap Ratio, net of cash 30.7% 26.2% Average Refinery Throughput Capacity (MBPD) 164 188 Total Refining Throughput Capacity (MMBPD) 2.5 3.0 31

Committed to Creating Long-Term Shareholder Value Long-Term Shareholder Value Long-Term Shareholder Value 33

35 Appendix

# Refining Portfolio



*Benicia, California*
- 170,000 bpd capacity
- 15.0 Nelson complexity

*Wilmington, California*
- 135,000 bpd capacity
- 15.9 Nelson complexity

*McKee, Texas*
- 170,000 bpd capacity
- 9.4 Nelson complexity

*Three Rivers, Texas*
- 100,000 bpd capacity
- 12.4 Nelson complexity

*Corpus Christi, Texas*
- 315,000 bpd capacity
- 19.1 Nelson complexity

*Texas City, Texas*
- 245,000 bpd capacity
- 11.1 Nelson complexity

*Houston, Texas*
- 145,000 bpd capacity
- 15.1 Nelson complexity

*Port Arthur, Texas*
- 310,000 bpd capacity
- 12.5 Nelson complexity

*Krotz Springs, Louisiana*
- 85,000 bpd capacity
- 6.5 Nelson complexity
- Sold July 2008 for more than $500 million

*Quebec, Canada*
- 235,000 bpd capacity
- 7.7 Nelson complexity

*Paulsboro, New Jersey*
- 195,000 bpd capacity
- 9.4 Nelson complexity

*Delaware City, Delaware*
- 210,000 bpd capacity
- 13.2 Nelson complexity

*Lima, Ohio*
- 165,000 bpd capacity
- SOLD in 2007 for $1.9 billion

*Memphis, Tennessee*
- 195,000 bpd capacity
- 7.5 Nelson complexity
- Under Strategic Evaluation

*Ardmore, Oklahoma*
- 90,000 bpd capacity
- 12.0 Nelson complexity
- Under Strategic Evaluation

*St. Charles, Louisiana*
- 250,000 bpd capacity
- 15.3 Nelson complexity



*San Nicholas, Aruba*
- 235,000 bpd capacity
- 8.0 Nelson complexity
- Under Strategic Evaluation

Legend
- Valero Marketing Presence
- Core Refinery
- Non-Core Refinery Under Strategic Evaluation
- Non-Core Refinery – Sold

Note: Capacity shown in terms of crude and feedstock throughput
Sources: Nelson complexities, Oil & Gas Journal and Valero estimates

18

Prudently Investing in Strategic Growth Projects 39 Refinery Project Estimated Total Cost1 $mm Start-Up Description Port Arthur Hydro-cracker/ Crude $1,700 3Q11 New hydrocracker - 50 mbpd estimated Crude expansion - unlock up to 75 mbpd existing capacity St. Charles Crude/ Coker $250 1Q10 Crude unit expansion - 45 mbpd estimated Coker expansion - 10 mbpd estimated St. Charles FCC $225 2Q10 Convert to conventional design Improve reliability and get 5%+ volume expansion St. Charles Hydro-cracker $1,250 4Q12 New hydrocracker - 50 mbpd Upgrades low-value feedstocks mainly into ULSD with 25% volume expansion 1 Total project cost includes non-strategic capital costs and interest and overhead To maintain financial strength, focusing on key projects and adjusting schedule Delayed St. Charles hydrocracker and Port Arthur hydrocracker, gasifier, and new coker Reduced scope of St. Charles paraxylene project Cut other, discretionary projects at many refineries

Safe Harbor Statement 41 Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com.